Exhibit 10.29
DATED 18TH DAY OF JANUARY 2008
(1) CEVA IRELAND LIMITED
(2) IVOR FITZPATRICK

ASSIGNMENT OF LEASEHOLD INTEREST BY A COMPANY
OF
32-34, HARCOURT STREET, DUBLIN 2

MATHESON ORMSBY PRENTICE
70 Sir John Rogerson’s Quay
Dublin 2
Ireland
TEL + 353 1 232 2000
FAX + 353 1 232 3333
15764508.1

THIS ASSIGNMENT is made on 18th day of January 2008
BETWEEN
(1)
CEVA IRELAND LIMITED (FORMERLY PARTHUSCEVA IRELAND LIMITED) a Limited Liability Company, company registration number 317331, having its registered office at 8-11, Lower Baggot Street, Dublin 2 (the “Assignor” which expression where the context so admits or requires shall include its successors and assigns)

AND
(2)	IVOR FITZPATRICK Solicitor of 44/45, St. Stephens Green, Dublin 2 (the “Assignee” which expression where the context so admits or requires shall include his executors administrators heirs and assigns)
WHEREAS:
A.
By Lease (the “Lease”) made 8 November 1996 between (1) Veton Properties Limited and (2) Silicon Systems Design Limited, the premises (the “Premises”) described in the Schedule hereto were demised unto the said Silicon Systems Design Limited for a term of 25 years from 8 November 1996 subject to the initial yearly rent of IR£300,000.00 (EUR€380,921.42) subject to review as therein and to the covenants on the part of the lessee and conditions therein contained.

B.
By Deed of Assignment dated 16 May 2003 between (1) Silicon Systems Design Limited and (2) the Assignor (under its then name of Parthusceva Ireland Limited) the premises was assigned to the Assignor for the residue of the term of years granted by the Lease subject to the said yearly rent thereby reserved and to the covenants on the part of the lessee and conditions therein contained.

C.	By Certificate of Incorporation on Change of name dated 14 January 2004 Parthusceva Ireland became known as Ceva Ireland Limited
D.
The Assignor has agreed and is desirous of assigning all its estate and interest in the Premises to the Assignee and the Assignor has agreed to pay to the Assignee the sum of €3,887,735 and the Assignee has agreed to assume all of the obligations and covenants on the lessee’s part contained in the Lease.

NOW THIS ASSIGNMENT WITNESSETH:
1.
That in consideration of the Assignee assuming responsibility for all the obligations, liabilities, covenants and rights of the Assignor pursuant to the Lease from the date of these presents and in return for the payment by the Assignor to the Assignee of the sum of €3,887,735 (the receipt of which the Assignee hereby acknowledges) the Assignor as beneficial owner HEREBY GRANTS AND ASSIGNS unto the Assignee the Premises TO HOLD the same unto and to the use of the Assignee for all the residue unexpired of the said term of years demised by the Lease SUBJECT TO the said rent thereby reserved and subject to the covenants on the part of the lessee and conditions therein contained.

2.
The Assignee hereby covenants with the Assignor to pay the rent reserved by the Lease and to observe and perform the covenants on the part of the lessee and conditions in the Lease contained and to indemnify and keep indemnified the Assignee against all actions costs claims and demands arising out of the non-payment of the said rent or any part thereof or the breach non-observance or non-performance of the said covenants and conditions or any of them.

IT IS HEREBY CERTIFIED:
(i)	That this is an instrument to which the provisions of Section 29 of the Stamp Duties Consolidation Act, 1999 do not apply.

(ii)	That the provisions of Section 29 of the Companies Act, 1990 do not apply to this instrument.
IN WITNESS WHEREOF the parties have hereunto caused their seals to be affixed hereto the day and year first herein written.

SCHEDULE
ALL THAT AND THOSE the premises demised by the Lease and therein described as “ALL THAT AND THOSE the property comprised in Folio 2304F County Dublin as more particularly known as the Lands and Premises known as 32/34, Harcourt Street in the City of Dublin”.

PRESENT when the Common Seal of THE ASSIGNOR was affixed hereto:

/s/ Fergal Shanahan Fergal Shanahan
Director
Ceva Ireland Limited

/s/ Layla Bates Layla Bates
Company Secretary
Ceva Ireland Limited

PRESENT when the Common Seal of THE ASSIGNEE was affixed hereto:

/s/ Vicky Pigor Vicky Pigor
Solicitor
Dublin 2

/s/ Ivor Fitzpatrick Ivor Fitzpatrick

OCTOBER PROPERTY HOLDINGS LIMITED as the person now entitled to the Lessor’s interest in the Lease in accordance with the alienation provisions contained in the Lease hereby endorses its consent to the Assignment of the Premises by CEVA Ireland Limited to Ivor Fitzpatrick in the manner herein provided and hereby releases CEVA Ireland Limited from its obligations, covenants and liabilities contained in the Lease whether past present or future with effect from the date hereof.

PRESENT when the Common Seal of OCTOBER PROPERTY HOLDINGS LIMITED was affixed hereto:

/s/ Ivor Fitzpatrick Ivor Fitzpatrick
Director
October Property Holdings Limited

/s/ Paddy McKillen Paddy McKillen
Director
October Property Holdings Limited

DATED 18TH DAY OF JANUARY 2008
(1) CEVA IRELAND LIMITED
(2) IVOR FITZPATRICK

ASSIGNMENT OF LEASEHOLD INTEREST
BY A COMPANY
OF
32-24, HARCOURT STREET, DUBLIN 2

MATHESON ORMSBY PRENTICE
70 Sir John Rogerson’s Quay
Dublin 2
Ireland
TEL + 353 1 232 2000
FAX + 353 1 232 3333
15764508.1